UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 15, 2014
BMW VEHICLE OWNER TRUST 2014-A
(Exact Name of Issuing Entity as specified in Charter)
BMW FS SECURITIES LLC
(Exact Name of Depositor and Registrant as specified in Charter)
BMW FINANCIAL SERVICES NA, LLC
(Exact Name of Sponsor as specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
333-182371-02 333-182371	47-2060311 22-2013053
(Commission File Number)	(IRS Employer Identification No.)
300 Chestnut Ridge Road, Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (201) 307-4000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry Into a Material Definitive Agreement.

On October 15, 2014, BMW FS Securities LLC transferred certain motor vehicle retail installment sales contracts (the “Receivables”) to BMW Vehicle Owner Trust 2014-A (the “Trust”).  The Trust granted a security interest in the Receivables to U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), and issued: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $244,400,000; (ii) Class A-2 Asset-Backed Notes in the aggregate original principal amount of $315,000,000; (iii) Class A-3 Asset-Backed Notes in the aggregate original principal amount of $320,000,000; and (iv) Class A-4 Asset-Backed Notes in the aggregate original principal amount of $120,600,000 (collectively, the “Notes”).  This Current Report on Form 8-K is being filed to file a copy of the Underwriting Agreement, Indenture, Amended and Restated Trust Agreement, Owner Trust Administration Agreement, Sale and Servicing Agreement and Receivables Purchase Agreements (as listed below) executed in connection with the issuance of the Notes.

Item 9.01.                      Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits:

1.1*
Underwriting Agreement, dated October 8, 2014, among BMW Financial Services NA, LLC (“BMW FS”), BMW FS Securities LLC (the “Depositor”) and RBC Capital Markets, LLC, on behalf of itself and as representative of the several underwriters named therein.

4.1	Indenture, dated as of September 1, 2014, between the Trust and the Indenture Trustee.

10.1	Amended and Restated Trust Agreement, dated as of October 15, 2014, between the Depositor and Wilmington Trust, National Association, as owner trustee.

10.2	Owner Trust Administration Agreement, dated as of September 1, 2014, among BMW FS, as administrator, the Trust and the Indenture Trustee.

10.3	Sale and Servicing Agreement, dated as of September 1, 2014, among the Depositor, BMW FS, as sponsor, servicer, administrator and custodian, the Trust and the Indenture Trustee.

10.4	Receivables Purchase Agreement, dated as of September 1, 2014, between the Depositor and BMW FS.

10.5	Receivables Purchase Agreement, dated as of September 1, 2014, between the Depositor and BMW Bank of North America.
                                ____________
*  Previously filed on Form 8-K on October 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BMW VEHICLE OWNER TRUST 2014-A

By: BMW Financial Services NA, LLC,
as Administrator

By: /s/ Stefan Glebke
Name: Stefan Glebke
Title:   Treasurer

By: /s/ Ritu Chandy
Name: Ritu Chandy
Title:   Vice President – Finance & CFO

BMW FS SECURITIES LLC

By: BMW Financial Services NA, LLC,
as Managing Member

By: /s/ Stefan Glebke
Name: Stefan Glebke
Title:   Treasurer

By: /s/ Ritu Chandy
Name: Ritu Chandy
Title:   Vice President – Finance & CFO

Dated: October 15, 2014